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June 16, 2005

Securities and Exchange Commission 450 Fifth Street, NW Washington, DC 20549	VIA EDGARLINK

Subj:	United of Omaha Separate Account B 1940 Act Registration Number: 811-08336 1933 Act Registration Numbers: 333-35587 and 333-18881 CIK: 0000918659 Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), United of Omaha Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: The Alger American Fund; Federated Insurance Series; Fidelity Variable Insurance Products Fund II; MFS® Variable Insurance TrustSM; the Universal Institutional Funds; Scudder Investments VIT Funds; Scudder Variable Series I; T. Rowe Price Equity Income Portfolio; T. Rowe Price Personal Strategy Balanced Portfolio, T. Rowe Price New America Growth Portfolio; T. Rowe Price Limited Term Bond Portfolio; T. Rowe Price International Stock Portfolio; and Pioneer Variable Contracts Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-2 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

The Alger American Fund (CIK: 0000832566) filed February 23, 2005
Federated Insurance Series (CIK: 0000091577) filed February 24, 2005
Fidelity Variable Insurance Products Fund II (CIK: 0000831016) filed March 2, 2005 and March 3, 2005
MFS® Variable Insurance TrustSM (CIK: 0000918571) filed March 4, 2005
The Universal Institutional Funds, Inc. (CIK: 0001011378) filed March 9, 2005
Scudder Variable Series I (CIK: 0000764797) filed March 11, 2005
T. Rowe Price Equity Income Portfolio (CIK: 0000918294) filed February 28, 2005
T. Rowe Price Personal Strategy Balanced Portfolio (CIK: 0000918294) filed March 2, 2005
T. Rowe Price New America Growth Portfolio (CIK: 0000918294) filed February 28, 2005
T. Rowe Price Limited Term Bond Portfolio (CIK: 0000920467) filed February 28, 2005
T. Rowe Price International Stock Portfolio (CIK: 0000918292) filed February 28, 2005
Pioneer Variable Contracts Trust (CIK: 0000930709) filed March 11, 2005
Scudder Investments VIT Funds (CIK: 0001006373) filed March 11, 2005

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

AMY J. LEE

Amy J. Lee
Associate General Counsel and Vice President
Security Benefit Life Insurance Company
    Administrator for Certain United of Omaha
    Life Insurance Company Variable Products

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